Medifast®

Proven, Healthy Weight Loss™

ANALYST DAY PRESENTATION

December 18, 2012

Medifast®

Safe Harbor Statement

Certain information included in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology. Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution. Although Medifast believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K.

Medifast

Agenda / Key Themes

- Meet Executive Team
- Medifast Business Overview
- 5 Year Strategic Direction
- Channel & Functional Plans
- Question & Answer

Medifast Management Introduction



Michael MacDonald
Chairman of the Board,
Chief Executive Officer



Meg Sheetz
President,
Chief Operating Officer



Jason Groves
EVP, General Counsel



Brian Kagen
EVP, Chief Marketing Officer



Don Gould
EVP, IT



Michelle Jones
EVP, Take Shape For Life



Brian Lloyd
EVP, Strategy & Bus. Development



Jeanne Uphouse
EVP, Human Resources



Dom Vietri
EVP, MWCC



Guy Sheetz
EVP, Supply Chain



Ed Powers
Interim Chief Financial Officer

Medifast®

Vision

To create health, hope, and happiness through clinically proven weight-management products, programs, and support

Mission

To combat the obesity epidemic and improve health in two ways:

- Through clinically proven weight-management products & programs
- Through multiple, innovative support channels, each of which meets different personal weight management, health, and wellness needs

Medifast

Medifast Products and Programs Have Been Recommended by over 20,000 Doctors Since 1980 and Used by Over a Million Customers Since 1980

FAST

SAFE

SIMPLE

LONG TERM

PORTABLE

Medifast®

- Rapidly growing addressable market and significant market penetration opportunities
- Vertically integrated model producing industry leading gross margins
- Strong historical track record of growth in sales, profits and cash flows
- Consistent profitability and return on invested capital

Over 70 Unique Food Items











Strong, Consistent Financial Performance


37% CAGR
(2007 - 2011)
$85.0
$110.1
$169.7
$257.6
$298.2
$273.5
2007
2008
2009
2010
2011
First Nine Months 2012
Revenue

Strong, Consistent Financial Performance



62% CAGR
(2007 - 2011)
$0.19
$0.30
$0.77
$1.35
$1.31
$1.02
2007
2008
2009
2010
2011
First Nine Months 2012
EPS

Medifast®

Company Accolades

Forbes | 2012
BEST SMALL COMPANIES
TOP 10

Forbes | 2011
BEST SMALL COMPANIES IN AMERICA #12

FORTUNE | 2011
100 FASTEST GROWING COMPANIES #5

Medifast

U.S. Weight Loss Market is Estimated to be a $65B per Year Industry

Total Market – $65B
Served Market – $18B


Unserved Weight Loss
$47B
-Diet Soft Drinks
-Artificial Sweeteners
-Health Club Revenues
Served
Weight Loss
$18B

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises

Medifast

2/3 of the U.S. Population is Overweight or Obese


U.S. Population
314M
15 or Older
251M
Overweight/
Obese 173M
Dieting
93M

Source: U.S. Census Data, CDC Data, IBIS World, MarketData Enterprises

The Obesity Market is "Growing"

Medifast®

Proven, Healthy Weight Loss™

Will Strive for
$1B in Sales
Over the Next Five Years

Medifast.

How will we get there?

1) Increasing and expanding coverage in new and existing markets

2) Infrastructure and process discipline – create "One Medifast"

3) Employee development and talent acquisition to support future growth

Medifast.

Current Medifast National Market Coverage

Significant Growth Opportunity to Cover "White Space"

Medifast Sales



Medifast.

International Coverage Opportunity

1.6B Overweight Globally and Expected to Grow 40% in Next 10 Years



Canada
Europe
Asia
Mexico (Medix)
India
Brazil
Latin America Through Medix
Australia
RUSSIA
UNITED STATES
NORTH PACIFIC OCEAN
NORTH ATLANTIC OCEAN
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
SOUTH PACIFIC OCEAN
Antarctica


Medifast
MEDICAL PROVIDERS
Take Shape For Life
FUELED BY Medifast
ONE Medifast
Medifast
DIRECT
Medifast
WEIGHT CONTROL CENTERS

Medifast®


Take Shape For Life.
FUELED BY Medifast.

Michelle Jones
Executive Vice President, Take Shape for Life

Medifast.

"Coach" Video



Direct Selling Overview

- US direct selling accounts for $30B
  - 24% or $7B comes from weight-loss products

- 15.6M people engaged in direct sales in the US

- U.S. is the #1 direct selling market in the world

Free Personal Health Coach & Mentor to Guide Clients Through Their Weight Loss and Weight Management Journey

- Health Coaches are required to take competency exam
- Health Coaches do not need to purchase product themselves to receive commission
- Health Coaches are not compensated for their own orders or recruitment of clients/health coaches
- Health Coaches do not hold inventory

Drive Increase in Revenue & Profitable Growth



TSFL
CORPORATE
Medifast
5&1
Plan
Take Shape
For Life
YOUR HEALTH COACH
YOU
HABITS of
HEALTH
SYSTEM
BeSlim
CLUB
VIRTUAL
CLINIC

Medifast.

Take Shape For Life. FUELED BY Medifast.

Coverage Expansion/Coach Acquisition

- Expand coverage to new markets to cover “white space”
- Leverage *Success from Home* magazine & Dr A’s book tour


John Maxwell: Personal Growth Must Be Intentional
SUCCESS FROM HOME
Free DVD Inside
DISCOVER OPTIMAL HEALTH WITH TAKE SHAPE FOR LIFE
The Real Answer to America's Obesity Epidemic
CREATE THE LIFE YOU WERE MEANT TO LIVE


DR. A's HABITS of HEALTH
Dr. Wayne Scott Andersen

Medifast.

Take Shape For Life.
FUELED BY Medifast.

Improve Field Effectiveness

- Create development plan with simplified standards & processes
- Enhance field communications & coach tools
- Expand mobile "on-the-go" business


Launching Your Health Coach Business & Achieving Senior Coach
Getting Started Checklist
Healthy Body
Healthy Finances
GET YOURS NOW!
What do we offer?
How do I get there?
TEAM BUILDING


11:45 PM
my Take Shape For Life.


11:45 PM
Medifast Meals
Lean
Green
Water
Healthy Fats
Progress Report
Favorite Meals

Medifast

Medifast DIRECT


Medifast DIRECT
Self-guided weight loss & weight management with the convenience of online ordering, support, and tools.

Brian Kagen
Executive Vice President & Chief Marketing Officer

Medifast DIRECT

- Only 10% of 210 DMAs* over $1M in annual sales
- 66% of total volume is done by just 10% of DMA's
- 50% of 210 DMA's under $100k in annual volume

**September 2011 – August 2012 volume*


Medifast Sales

DMA = Designated Market Area

Medifast

Medifast DIRECT

Optimize Marketing & Promotional Spends to Improve Profit

- Drive direct spend while capitalizing on One Medifast message
- Evaluate discounts on kits, cases & acquisition offers
- Ensure effective execution of capital & high resource projects



Shopping is simple
Choose either:
• A pre-assembled Variety Package, or
• Any 20 boxes of Medifast Meals*
*With 7 meals per box, 20 boxes will last about a month.
Picking your own boxes? Order one of two ways:
Shop by meal category.
Or, know what you want?
Quick Shop >
New!
Macaroni & Cheese



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Proven, Healthy Weight Loss
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*With enrollment, minimum purchase required

Medifast

Medifast DIRECT


Free Standard Shipping
56 Free Medifast Meals
bonus!
Free BlenderBottle®
Medifast Advantage

Medifast® DIRECT

Website Performance Critical Success Factors

- Mobile friendly
- Site load speed improved
- Simplified design
- Improved navigation
- SEO benefits
- Optimized content
- Multiple versions for new & returning visitors


Medifast
Clinically proven weight loss
3 Resources for Weight Loss Support
Free Shipping with Medifast Advantage
Advantage
FREE SHIPPING
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What others are saying about Medifast
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Medifast
Real People. Real Stories.
More Success Stories
Video Share
What's Your Medifast Story?

Medifast.

Medifast
WEIGHT CONTROL CENTERS®


Medifast
WEIGHT CONTROL CENTERS
137

Dom Vietri
Executive Vice President, Medifast Weight Control Centers

Weight Loss Management Partnership with a Team of Professionals Dedicated to Member Success

- Brick-and-mortar centers offering supervised & structured programs
- Currently operating **88** company-owned & **32** franchise-owned centers



Medifast
WEIGHT CONTROL CENTERS®
Get fast, safe, supported weight loss right in your neighborhood at one of our Medifast Weight Control Centers in over 60 cities nationwide.
Medifast
WEIGHT CONTROL CENTERS

Medifast.

Medifast WEIGHT CONTROL CENTERS®

Focus on Strengthening Overall Corporate Center Operational, Member Acquisition, and Member Counseling Practices

- Q1 loss led to significant employee restructure in April, 2012
- Removed many program & food discounts
- Heightened focus on operational efficiencies
- Acquire & retain members by focusing on weight loss maintenance

Medifast

Medifast WEIGHT CONTROL CENTERS®

Expand Franchise Footprint

- Focus on current franchisee expansion
- International presence through Medix strategic partnership
- Medifast to provide focused resources and support





Medifast® MEDICAL PROVIDERS

Brian Lloyd
Executive Vice President
Strategy & Business Development

Medifast.

Medifast.
MEDICAL PROVIDERS


CUSTOMER
Health Care Systems
Ambulatory Care Centers
Clinics & Medi Spas
Individual Practices

Medifast.

Medifast. INTERNATIONAL

International Opportunity



CANADA
UNITED STATES
NORTH PACIFIC OCEAN
NORTH ATLANTIC OCEAN
RUSSIA
CHINA
NORTH PACIFIC OCEAN
BRAZIL
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
AUSTRALIA
SOUTH PACIFIC OCEAN
Antarctica

Medifast®

Medifast® INTERNATIONAL

medix®


medix®

Carlos Lopez Patan
Chief Executive Officer
Medix

Laboratorio medix 55 AÑOS DE EXPERIENCIA EN SALUD

Medifast®

Proven, Healthy Weight Loss™

Brian Kagen
Executive Vice President & Chief Marketing Officer

Medifast®

Marketing

- Build national brand awareness
- Build multi-channel model awareness
- Grow revenue across all business channels
- Optimize performance of marketing initiatives
- Delight the customer across all interactions

2012 Television Spot


Keep bags
with you at all times.

Proven, Healthy Weight Loss

"Become Yourself"

Highlights True Benefits of Weight Loss

DIRECT

"Your goal. Your way."

Highlights Flexibility of Self Guided Approach

WEIGHT CONTROL CENTERS®

"Here for You Before, During & Beyond"

Highlights Ongoing Support Provided

Take Shape For Life®

FUELED BY Medifast.

"Freedom Through Transformation"

Highlights Physical, Mental, Financial Benefits

Medifast®


Together, we're creating a healthier Maryland.
Medifast is still growing and still hiring Marylanders in our manufacturing, distribution, and corporate operations. Our weight-loss solutions offer a clinically proven and highly successful way to lose weight and get healthy for life.
FORTUNE 2011
100 FASTEST GROWING COMPANIES #5
Medifast is a proud sponsor of Leadership Maryland and wishes them a happy 20th anniversary.
Medifast


MARKETS NOW
Mike MacDonald
MEDIFAST CEO
FOX BUSINESS

FORTUNE | 2011
100 FASTEST GROWING COMPANIES #5

Forbes | 2011
BEST SMALL COMPANIES IN AMERICA #12


TODAY




From Shut-in to Skateboarder
TYLER SYNAN
LOST 165 LBS


People
HALF THEIR SIZE!

Medifast®


facebook
"Now, I smile confidently when I see myself!"
-Rachel P.
Medifast success story
Medifast is on Facebook.
To connect with Medifast, sign up for Facebook today.
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Medifast
Medifast
See What's
Mac &Mini
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Home
Connect
Discover
Me
Search
Tweets
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Lists
Tweet to Take Shape For Life
@takeshape
Take Shape For Life
@takeshape
The official Take Shape For Life Twitter account. We're helping people lose weight and optimize their health — leading to richer and more fulfilling lives.
http://tsfl.com
545
330
844
Following
Tweets
Take Shape For Life
Today is World #Diabetes Day - check out on.fb.me/S1ZUnJ for all the important stats you should know! #TSFL
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Followers
Favorites
Lists
Follow Medifast
Become Yourself
Medifast
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Tweets


Take Shape For Life
Eat Healthy
Think Positive
Move Your Body
Sleep Tight
NOW
OR
NEVER
TURKEY BURNER
Workout

Medifast.

Get the app now

Available on the App Store



Medifast Meals
Lean
Green
Water
Healthy Fats
Progress Report
Favorite Meals
You have lost 5 lbs so far!



htc
My Logs
Log Weight
Log Exercise
Log Measurements
Log Water
Log Journal

Get the app now

GET IT ON Google play



Medifast.

Grow Revenue Across all Business Channels by Identifying Markets Prime for Expansion, Leveraging Cross Channel Synergies, and Introducing Incremental New Products, Programs and Tools





1-800-209-0878
Medifast.
Search
Weight Loss Plan
Life with Medifast
Success Stories
Support Tools
MyMedifast
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Proven, Healthy Weight Loss
Lose weight quickly and safely with the Medifast 5 & 1 Plan®. Eat 5 of our 70+ nutritious, delicious Medifast Meals and 1 Lean & Green™ Meal every day.
It's that simple.
Learn More >
Shop Now >
Three ways to succeed with Medifast—the brand recommended by over 20,000 doctors since 1980.
Medifast Direct
Weight Control Centers
Take Shape For Life
Winter Warm-Up Package
20%
$151
Sign Up >

Medifast.


Medifast.
BBQ
Bites
Medifast.
Hearty
Vegetarian
Sloppy
Joe
Medifast.
Chocolate
Chip
Soft
Bake
Medifast.
Orange
Shake
Medifast.
Southwest
Style
Eggs
Medifast.
Oatmeal
Raisin
Crunch
Bar

Proven, healthy weight loss from the brand recommended by over 20,000 doctors since 1980.

Medifast®

24 Vitamins & Minerals
110 Calories
11g Protein
4g Fiber
13g Carbohydrates


BEST SELLER

Peanut Butter Crunch Bar



Sun-dried Tomato Salmon with Asparagus

24 Vitamins & Minerals
110 Calories
11g Protein
4g Fiber
14g Carbohydrates



Chili Nacho Cheese Puffs

Medifast®

Continue to Build Scientific Evidence that Supports Our Position as the Weight Management Company with the Most Clinical Heritage

We're different. Here's why.

You can choose from among hundreds of weight-loss plans, diets, programs, pills, and gadgets—all claiming to be different, though many are remarkably similar. It's the science and support that sets Medifast apart.

MacDonald Center for Obesity Prevention & Education



Scientific Advisory Board



Medifast

Delight and Engage Customers Across All Interactions by Expanding Our Website, Online, Social, Mobile and Client Solutions Center Capabilities and Introducing Net Promoter Score to Measure Customer Centricity

Net Promoter Score (NPS)

How likely are you to recommend to a friend or family member?

Detractors							Passives		Promoters	
0	1	2	3	4	5	6	7	8	9	10

Not at all likely — Neutral — Extremely likely

NPS = % of Promoters − % of Detractors

Supply Chain Strategy


Medi st®

Guy Sheetz
Executive Vice President, Supply Chain

IT Goals & Strategies





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Questions?

Don Gould
Executive Vice President, IT

Medifast®

Proven, Healthy Weight Loss™

Strategic Goals

Meg Sheetz
President & Chief Operating Officer

Medifast.

Customer Goals

Customer Goals	Metrics
• Be a **Customer Centric Organization** where our products, programs, channels, processes, & systems are aligned to delight the customer	• % Net Promoter Score (NPS) & Y/Y Improvement over the baseline

Medifast.

Employee Goals

Employee Goals	Metrics
• Be viewed as an **Employer of Choice** by valuing our employees & creating an environment where they can thrive • Facilitate a culture of **Continuous Learning** enabling skills & competencies needed for the future	• Reduced Turnover by 10% • Employee engagement survey score baseline & Y/Y improvement • 100% of employees have an individual development program

Medifast.

Financial Goals

Financial Goals	Metrics
• **Become a $1B Company** over the next 5 years with 85% revenue from U.S. operations, 15% from international markets • **Improve Profitability** through revenue growth, profit growth, & cash generation	2017 Target • Revenue $1B • Profit (pretax) $220M • Cash % of Sales 20%

Medifast.

Process Goals

Process Goals	Metrics
• **Deliver Value** to customers, partners, & shareholders by implementing fact-based decisions & process discipline using Lean Six Sigma principles • Every Medifast function & organization will **Deliver Cost Reduction** improvement Y/Y • **Deliver Efficiency & Productivity** utilizing our "One Medifast" approach	• Return on sales

ONE Medifast®

- Execution of strategic planks and driving forces for change will drive $1B in sales by 2017
- Infrastructure & process discipline lead to margin expansion opportunities
- New talent and employee development = increased earnings and cash flow generation

Medifast


Danny lost
132 lbs
Kelsey lost
80 lbs
Kristen lost
55lbs
Lisa lost
49 lbs
Mary lost
54 lbs
Robin
lost
96 lbs
Sallie
lost
50 lbs
Scott lost
60 lbs

Q & A